CONSENT OF COUNSEL

     We hereby consent to the use and incorporation by reference in Post-Effective Amendment No. 17 of our firm's opinion and consent of counsel, which was filed as Exhibit EX-99.i. to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, of New Century Portfolios.


                                        GREENBERG TRAURIG, LLP


                                        /S/ STEVEN M. FELSENSTEIN
                                        Steven M. Felsenstein, a Shareholder


Philadelphia, Pennsylvania
February 15, 2002